Exhibit 10.11

INTERCREDITOR AGREEMENT

by and between

JPMORGAN CHASE BANK, N.A.

as ABL Agent,

and

JPMORGAN CHASE BANK, N.A.

as Term Agent

Dated as of April 6, 2012

i

ii

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of April 6, 2012 between JPMORGAN CHASE BANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for the financial institutions party from time to time to the ABL Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “ABL Credit Agreement Lenders” and, together with affiliates thereof and certain other specified hedging parties, in their capacities as ABL Bank Products Affiliates or ABL Hedging Affiliates (in each case, as hereinafter defined), the “ABL Lenders”) and JPMORGAN CHASE BANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Agent”) for the financial institutions, lenders and investors party from time to time to the Term Credit Agreement referred to below (such financial institutions, lenders and investors, together with their respective successors, assigns and transferees, the “Term Credit Agreement Lenders” and, together with affiliates thereof and certain other specified hedging parties in their capacities as Term Bank Products Affiliates or Term Hedging Affiliates (in each case, as hereinafter defined), the “Term Lenders”).

RECITALS

A.                                    Pursuant to that certain Credit Agreement dated as of the date hereof by and among The Container Store, Inc. (the “ABL Borrower”), the ABL Guarantors (as hereinafter defined), the ABL Credit Agreement Lenders and the ABL Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “ABL Credit Agreement”), the ABL Credit Agreement Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrower.

B.                                    As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the ABL Borrower and the ABL Guarantors (the ABL Borrower, the ABL Guarantors and each other direct or indirect subsidiary or parent of the ABL Borrower or any of its affiliates that is now or hereafter becomes a party to any ABL Document, collectively, the “ABL Loan Parties”) under and in connection with the ABL Documents, the ABL Loan Parties have granted to the ABL Agent (for the benefit of the ABL Lenders) Liens on the Collateral.

C.                                    Pursuant to that certain Credit Agreement dated as of the date hereof by and among The Container Store, Inc. (the “Term Borrower”). Holdings (as hereinafter defined), the other Term Guarantors (as hereinafter defined), the Term Lenders and the Term Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “Term Credit Agreement”), the Term Lenders have agreed to make certain term loans to the Term Borrower.

D.                                    As a condition to the effectiveness of the Term Credit Agreement and to secure the obligations of the Term Borrower and the Term Guarantors (the Term Borrower, the Term Guarantors and each other direct or indirect subsidiary or parent of the Term Borrower or any of its affiliates that is now or hereafter becomes a party to any Term Document, collectively, the “Term Loan Parties”) under and in connection with the Term Documents, the Term Loan Parties have granted to the Term Agent (for the benefit of the Term Lenders) Liens on the Collateral.

E.                                     Each of the ABL Agent (on behalf of the ABL Lenders) and the Term Agent (on behalf of the Term Lenders) and, by their acknowledgment hereof, the ABL Loan Parties and the Term Loan

Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1                                   Uniform Commercial Code Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Fixtures, Instruments, Inventory, Investment Property, Letter-Of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

Section 1.2                                   Other Definitions. Subject to Section 1.1 above, unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the ABL Credit Agreement and the Term Credit Agreement, in each case as in effect on the Closing Date. In addition, as used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent” or “Administrative Agent” under any ABL Credit Agreement.

“ABL Bank Products Affiliate” shall mean any ABL Credit Agreement Lender, any Affiliate of any ABL Credit Agreement Lender, any Former Lender or any Affiliate of a Former Lender that has entered into a Bank Products Agreement with an ABL Loan Party with the obligations of such ABL Loan Party thereunder being secured by one or more ABL Collateral Documents.

“ABL Borrower” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Collateral Documents” shall mean all “Collateral Documents” as defined in the ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“ABL Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall include one or more other agreements or facilities extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the ABL Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“ABL Credit Agreement Lenders” shall have the meaning assigned to that term in the introduction to this Agreement.

“ABL Documents” shall mean the ABL Credit Agreement, the ABL Collateral Documents, any Bank Products Agreement between any ABL Loan Party and any ABL Bank Products Affiliate, any Hedging Agreements between any ABL Loan Party and any ABL Hedging Affiliate, those other ancillary agreements as to which the ABL Agent or any ABL Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any

ABL Loan Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent, in connection with any of the foregoing or any ABL Loan Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“ABL Enforcement Date” means the date which is 180 days after the occurrence of (i) an Event of Default (under and as defined in the ABL Credit Agreement) and (ii) the Term Agent’s receipt of an Enforcement Notice from the ABL Agent.

“ABL Guarantors” shall mean the collective reference to Holdings, each Restricted Subsidiary of the Borrower (other than any CFC, any Subsidiary owned directly or indirectly by a CFC and any Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes if substantially all of the assets of such Domestic Subsidiary consist of Equity Interests in one or more Foreign Subsidiaries) and each other Restricted Subsidiary of Holdings that is required to sign a counterpart to the ABL Credit Agreement pursuant to Section 6.12(a)(i) thereof.

“ABL Hedging Affiliate” shall mean any ABL Credit Agreement Lender, any Affiliate of any ABL Credit Agreement Lender, any Former Lender or any Affiliate of any Former Lender that has entered into a Hedging Agreement with an ABL Loan Party with the obligations of such ABL Loan Party thereunder being secured by one or more ABL Collateral Documents by an ABL Loan Party.

“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement and shall include all ABL Bank Product Affiliates and ABL Hedging Affiliates and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any ABL Credit Agreement.

“ABL Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Obligations” shall mean all obligations of every nature of each ABL Loan Party from time to time owed to the ABL Agent, the ABL Lenders, or any of them, under any ABL Document (including in respect of Incremental Loans), whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such ABL Loan Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Loan Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time; provided that the portion of the ABL Obligations comprising the aggregate principal amount of outstanding loans or letter of credit reimbursement obligations in excess of $100,000,000 shall not constitute “ABL Obligations”.

“ABL Priority Collateral” shall mean all Collateral consisting of the following:

(1)                         all Accounts, other than Accounts which constitute identifiable proceeds of Term Priority Collateral;

(2)                         all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), other than Chattel Paper which constitutes identifiable proceeds of Term Priority Collateral;

(3)                         all (x) Deposit Accounts (other than Term Loan Priority Accounts) and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein, and (y) Securities Accounts (other than Term Loan Priority Accounts) and Security Entitlements and Securities credited thereto, and, in each case, all cash, checks and other property held therein or credited thereto; provided however that to the extent that identifiable proceeds of Term Priority Collateral are initially deposited in any such Deposit Accounts or Securities Accounts after the delivery of an Enforcement Notice, such identifiable proceeds shall be treated as Term Priority Collateral (provided further that transfers of amounts from a Deposit Account or Securities Account to another occurring after the delivery of an Enforcement Notice shall not be deemed to constitute a deposit of identifiable proceeds for purposes of this clause);

(4)                                 all Inventory;

(5)                                 to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses (1) through (4) constituting ABL Priority Collateral, all Documents, General Intangibles (other than Intellectual Property), Instruments (including Promissory Notes) and commercial tort claims;

(6)                                 to the extent relating to any of the items referred to in the preceding clauses (1) through (5) constituting ABL Priority Collateral, all Supporting Obligations and Letter-of- Credit Rights;

(7)                                 all books and Records relating to the items referred to in the preceding clauses (1) through (6) constituting ABL Priority Collateral (including all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses (1) through (6)); and

(8)                                 all collateral security and guarantees with respect to any of the foregoing and all cash, money, insurance proceeds, instruments, securities, financial assets and deposit accounts received as proceeds of any of the foregoing (such proceeds, “ABL Priority Proceeds”).

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall mean the ABL Agent and the ABL Lenders.

“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified.

“Agent(s)” means individually the ABL Agent or the Term Agent and collectively means both the ABL Agent and the Term Agent.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bank Products” shall have the meaning provided in the ABL Credit Agreement or the Term Credit Agreement as the context requires, in each case as in effect on the date hereof.

“Bank Products Agreement” shall mean any agreement pursuant to which a bank or other financial institution agrees to provide Bank Products and/or Cash Management Services.

“Bankruptcy Code” shall mean Title 11 of the United States Code.

“Borrower” shall mean the ABL Borrower and the Term Borrower, as applicable.

“Capital Stock” shall mean, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the membership or other ownership interests in such Person, including the right to share in profits and losses, the right to receive distributions of cash and other property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise Control over such Person, collectively with, in any such case, all warrants, options and other rights to purchase or otherwise acquire, and all other instruments convertible into or exchangeable for, any of the foregoing.

“Cash Management Services” shall have the meaning provided in the ABL Credit Agreement or Term Credit Agreement as the context requires, in each case as in effect on the date hereof.

“Collateral” shall mean all Property now owned or hereafter acquired by the Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent or the Term Agent under any of the ABL Collateral Documents or the Term Collateral Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Control” shall mean the possession, directly or indirectly, of the power (a) to vote 50% or more of the securities having ordinary voting power for the election of directors (or any similar governing body) of a Person, or (b) to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Copyright Licenses” shall mean with respect to any Loan Party, all written license agreements of such Loan Party providing for the grant by or to such Loan Party of any right to use any Copyright of such Loan Party, other than agreements with any Person who is an Affiliate or a Subsidiary of such Loan Party.

“Copyrights” shall mean with respect to any Loan Party, all of such Loan Party’s right, title and interest in and to all United States and foreign copyrights, whether or not the underlying works of authorship have been published or registered, United States and foreign copyright registrations and copyright applications, and (a) all renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (c) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Documents” shall mean the ABL Documents and the Term Documents.

“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” shall mean (a) the payment in full in cash of all outstanding ABL Obligations excluding contingent indemnity obligations with respect to then unasserted claims but including, (i) with respect to amounts available to be drawn under outstanding letters of credit issued under any ABL Credit Agreement (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), the cancellation of such letters of credit or the delivery or provision of cash collateral or backstop letters of credit in respect thereof in compliance with the terms of any ABL Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (ii) the termination of all Hedging Agreements between any ABL Loan Party and any ABL Hedging Affiliate and of all Bank Products Agreements between any ABL Loan Party and any ABL Bank Products Affiliate and payment in full in cash of all ABL Obligations (other than contingent indemnity obligations with respect to then unasserted claims) with respect thereto or the delivery or provision of cash collateral in respect thereof in compliance with the terms of any ABL Credit Agreement, and (b) the termination of all commitments to extend credit under the ABL Documents.

“Discharge of Term Obligations” shall mean (i) the payment in full in cash of all outstanding Term Obligations (other than contingent indemnity obligations with respect to then unasserted claims) and (ii) the termination of all Hedging Agreements between any Term Loan Party and any Term Hedging Affiliate and of all Bank Products Agreements between any Term Loan Party and any Term Bank Products Affiliate and payment in full in cash of all Term Obligations (other than contingent indemnity obligations with respect to then unasserted claims) with respect thereto or the delivery or provisions of cash collateral in respect thereof in compliance with the terms of any Term Credit Agreement.

“Enforcement Notice” shall mean a written notice delivered by either the ABL Agent or the Term Agent to the other announcing that an Enforcement Period has commenced.

“Enforcement Period” shall mean the period of time following the receipt by either the ABL Agent or the Term Agent of an Enforcement Notice from the other and continuing until the earliest of (a) in case of an Enforcement Period commenced by the Term Agent, the Discharge of Term Obligations, (b) in the case of an Enforcement Period commenced by the ABL Agent, the Discharge of ABL Obligations, or (c) the ABL Agent or the Term Agent (as applicable) terminate, or agree in writing to terminate, the Enforcement Period.

“Event of Default” shall mean an Event of Default under any ABL Credit Agreement or any Term Credit Agreement.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a)                                 the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;

(b)                                 the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)                                  the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)                                 the appointment, on the application of a Secured Party, of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)                                  the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale conducted by a Secured Party or any other means at the direction of a Secured Party permissible under applicable law;

(f)                                   the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code; and

(g)                                  the exercise by a Secured Party of any voting rights relating to any Capital Stock included in the Collateral.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Secured Creditor Remedies: (i) the filing of a proof of claim in bankruptcy court or seeking adequate protection, (ii) the exercise of rights by the ABL Agent upon the occurrence of a Cash Dominion Event (as defined in the ABL Credit Agreement), including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver proceeds of Collateral to the ABL Agent (unless and until the ABL Lenders cease making Credit Extensions to the ABL Borrower, in which event an Exercise of Secured Creditor Remedies shall be deemed to have occurred), (iii) the consent by a Secured Party to a sale or other disposition by any Loan Party of any of its assets or properties, (iv) the acceleration of all or a portion of the ABL Obligations or the Term Obligations, (v) the reduction of advance rates or sub-limits by the ABL Agent and the ABL Lenders, or (vi) the imposition of reserves by the ABL Agent.

“Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

“Foreign Subsidiary” means any Subsidiary of the Borrower or any Guarantor that is organized under the laws of a jurisdiction other than the United States of America, any state thereof or the District of Columbia.

“Former Lender” shall have the meaning set forth in the ABL Credit Agreement as in effect on the date hereof.

“General Intangibles” shall mean all “general intangibles” as such term is defined in the Uniform Commercial Code including, with respect to any Loan Party, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Loan Party is a party or under which such Loan Party has any right, title or interest or to which such Loan Party or any property of such Loan Party is subject, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantor” shall mean any of the ABL Guarantors or Term Guarantors.

“Hedging Agreement” shall mean any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Holdings” shall mean TCS Holdings Inc., a Delaware corporation.

“Indebtedness” shall have the meaning provided in the ABL Credit Agreement and the Term Credit Agreement as in effect on the date hereof.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code.

“Intellectual Property” shall mean, with respect to any grantor, the collective reference to such grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Lender(s)” means individually, the ABL Lenders or the Term Lenders and collectively means all of the ABL Lenders and the Term Lenders.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any Financing Lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Priority” shall mean with respect to any Lien of the ABL Agent, the ABL Lenders, the Term Agent or the Term Lenders in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Loan Parties” shall mean the ABL Loan Parties and the Term Loan Parties.

“Party” shall mean the ABL Agent or the Term Agent, and “Parties” shall mean both the ABL Agent and the Term Agent.

“Patent License” shall mean with respect to any Loan Party, all written license agreements of such Loan Party with any other Person that is not an Affiliate or a Subsidiary of such Loan Party, in connection with any of the Patents of such Loan Party or such other Person’s patents, whether such Loan Party is a licensor or a licensee under any such agreement.

“Patents” shall mean with respect to any Loan Party, all of such Loan Party’s right, title and interest in and to all United States and foreign patents, patent applications and patentable inventions and all reissues and extensions thereof, including (a) all inventions and improvements described and claimed therein, (b) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (c) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (d) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-

in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Loan Party accruing thereunder or pertaining thereto.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Priority Collateral” shall mean the ABL Priority Collateral or the Term Priority Collateral, as applicable.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property.

“Secured Parties” shall mean the ABL Secured Parties and the Term Secured Parties.

“Shared Collateral” means all amounts paid by the holder of Subordinated Indebtedness (other than any Indebtedness owing to Holdings or a Subsidiary of Holdings by Holdings or a Subsidiary Holdings) to any Party pursuant to the subordination provisions of the instruments, documents and agreements evidencing such Subordinated Indebtedness.

“Subsidiary” shall mean with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which Capital Stock representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Term Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent”, “Administrative Agent”, “Collateral Agent”, “Trustee”, “Collateral Trustee” or similar term under any Term Credit Agreement.

“Term Bank Products Affiliate” shall mean any Term Credit Agreement Lender, any Affiliate of any Term Credit Agreement Lender, any Former Lender or any Affiliate of a Former Lender that has entered into a Bank Products Agreement with a Term Loan Party with the obligations of such Term Loan Party thereunder being secured by one or more Term Collateral Documents.

“Term Borrower” shall have the meaning assigned to that term in the recitals to this Agreement.

“Term Collateral Documents” shall mean all “Collateral Documents” or similar term as defined in any Term Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Term Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall include one or more other agreements, indentures or facilities extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of, or, subject to the terms of this Agreement, increasing, the Term Obligations, whether by the same or any other agent, trustee, lender, group of lenders, creditor or group of creditors and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Term Documents” shall mean any Term Credit Agreement, any Term Collateral Documents, those other ancillary agreements as to which the Term Agent or any Term Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Term Loan Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Agent, in connection with any of the foregoing or any Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Term Enforcement Date” means the date which is 180 days after the occurrence of (i) an Event of Default (under and as defined in the Term Credit Agreement) and (ii) the ABL Agent’s receipt of an Enforcement Notice from the Term Agent.

“Term Guarantors” shall mean the collective reference to Holdings, each Restricted Subsidiary of the Borrower (other than any CFC, any Subsidiary owned directly or indirectly by a CFC and any Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes if substantially all of the assets of such Domestic Subsidiary consist of Equity Interests in one or more Foreign Subsidiaries) and each other Restricted Subsidiary of Holdings that is required to sign a counterpart to Term Credit Agreement pursuant to Section 6.12(a)(i) thereof.

“Term Hedging Affiliate” shall mean any Term Credit Agreement Lender, any Affiliate of any Term Credit Agreement Lender, any Former Lender or any Affiliate of any Former Lender that has entered into a Hedging Agreement with a Term Loan Party with the obligations of such Term Loan Party thereunder being secured by one or more Term Collateral Documents by a Term Loan Party.

“Term Lenders” shall have the meaning assigned to that term in the introduction to this Agreement and shall include all Term Bank Product Affiliates and Term Hedging Affiliates all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” or an “Incremental Term Lender” under any Term Credit Agreement.

“Term Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Term Loan Priority Accounts” means any Deposit Accounts or Securities Accounts that are intended to solely contain identifiable proceeds of the Term Priority Collateral (it being understood that any property in such Deposit Accounts or Securities Accounts which is not identifiable proceeds of Term Priority Collateral shall not be Term Priority Collateral solely by virtue of being on deposit in any such Deposit Account or Securities Account).

“Term Obligations” shall mean all obligations of every nature of each Term Loan Party from time to time owed to the Term Agent, the Term Lenders or any of them, under any Term Document (including in respect of Incremental Term Loans), whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Term Loan Party, would have accrued on any Term Obligation, whether or not a claim is allowed against such Term Loan Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, payment for early termination of Hedging Agreements, and all other amounts owing or due under the terms of the Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time; provided that the portion of the Term Obligations comprising the aggregate principal amount of outstanding loans in excess of $325,000,000 shall not constitute “Term Obligations”.

“Term Priority Collateral” shall mean:

(1)                                 all Equipment, Fixtures, Real Property, Intellectual Property and Investment Property (other than any Investment Property described in clauses 3(y) and 8 of the definition of ABL Priority Collateral);

(2)                                 except to the extent constituting ABL Priority Collateral, all Instruments, Documents and General Intangibles,

(3)                                 all other Collateral, other than (A) the ABL Priority Collateral (including ABL Priority Proceeds) and (B) Shared Collateral, and

(4)                                 all collateral security and guarantees with respect to the foregoing, and all cash, money, insurance proceeds, instruments, securities, financial assets and deposit accounts directly received as proceeds of any Collateral, other than the ABL Priority Collateral (including ABL Priority Proceeds) (such proceeds, “Term Priority Proceeds”).

“Term Recovery” shall have the meaning set forth in Section 5.3(b).

“Term Secured Parties” shall mean the Term Agent and the Term Lenders.

“Trade Secret Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Loan Party of any right in or to Trade Secrets, to the extent that a grant of a security interest in such Trade Secret License is not prohibited by applicable law or the applicable Trade Secret License.

“Trade Secrets” shall mean with respect to any Loan Party, all of such Loan Party’s right, title and interest in and to all United States and foreign trade secrets, including know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including (a) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses, non disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (b) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark License” shall mean with respect to any Loan Party, all written license agreements of such Loan Party with any other Person who is not an Affiliate or a Subsidiary of such Loan Party in connection with any of the Trademarks of such Loan Party or such other Person’s names or trademarks, whether such Loan Party is a licensor or a licensee under any such agreement.

“Trademarks” shall mean with respect to any Loan Party, all of such Loan Party’s right, title and interest in and to all United States and foreign trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed, it being understood and agreed that the carve out in this parenthetical shall be applicable only if and for so long as a grant of a security interest in such intent to use application would invalidate or otherwise jeopardize grantor’s rights therein), and any renewals thereof, including (a) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (b) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (c) all other rights corresponding thereto and all other rights of any kind whatsoever of such Loan Party accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document or this Agreement and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Use Period” means the period commencing on the date that the ABL Agent (or a Loan Party acting with the consent of the ABL Agent) commences the liquidation and sale of the ABL Priority Collateral in a manner as provided in Section 3.6 (having theretofore furnished the Term Agent with an Enforcement Notice) and ending 120 days thereafter (but in no event later than 270 days following the date the Term Agent provides an Enforcement Notice to the ABL Agent). If any stay or other order that prohibits any of the ABL Agent, the other ABL Secured Parties or any ABL Loan Party (with the consent of the ABL Agent) from commencing and continuing to Exercise Any Secured Creditor Remedies or to liquidate and sell the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 120-day period and 270-day period shall be tolled during the pendency of any such stay or other order and the Use Period shall be so extended.

Section 1.3                                   Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

ARTICLE 2

LIEN PRIORITY

Section 2.1 Priority of Liens.

(a)                                 Subject to the provisos in subclauses (b) and (c) of Section 4.1, notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection of any Liens granted to the ABL Agent or the ABL Lenders in respect of all or any portion of the Collateral or of any Liens granted to the Term Agent or the Term Lenders in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent or the Term Agent (or ABL Lenders or Term Lenders) in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the ABL Documents or the Term Documents, or (iv) whether the ABL Agent or the Term Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, the ABL Agent, on behalf of itself and the ABL Lenders, and the Term Agent, on behalf of itself and the Term Lenders, hereby agree that:

(1)                                 any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the Term Agent or any Term Lender that secures all or any portion of the Term Obligations shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Lenders in the ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(2)                                 any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the Term Agent or any Term Lender in the ABL Priority Collateral to secure all or any portion of the Term Obligations;

(3)                                 any Lien in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to the Term Agent and the Term Lenders in the Term Priority Collateral to secure all or any portion of the Term Obligations; and

(4)                                 any Lien in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of the Term Agent or any Term Lender that secures all or any portion of the Term Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Lender in the Term Priority Collateral to secure all or any portion of the ABL Obligations.

(b)                                 The Parties agree that their respective rights in the Shared Collateral are of equal priority. Any amounts received on account of the Shared Collateral shall be distributed to the Parties pro rata based upon the then outstanding amount of ABL Obligations and Term Obligations.

(c)                                  The Term Agent, for and on behalf of itself and the Term Lenders, acknowledges and agrees that, concurrently herewith, the ABL Agent, for the benefit of itself and the ABL Lenders, has been granted Liens upon all of the Collateral in which the Term Agent has been granted Liens and the Term Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the ABL Lenders, acknowledges and agrees that, concurrently herewith, the Term Agent, for the benefit of itself and the

Term Lenders, has been granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto. The subordination of Liens by the Term Agent and the ABL Agent in favor of one another as set forth herein shall not be deemed to subordinate the Term Agent’s Liens or the ABL Agent’s Liens to the Liens of any other Person.

Section 2.2                                   Waiver of Right to Contest Liens.

(a)                                 The Term Agent, for and on behalf of itself and the Term Lenders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Lenders in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the Term Agent, for itself and on behalf of the Term Lenders, agrees that none of the Term Agent or the Term Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Lender under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, the Term Agent, for itself and on behalf of the Term Lenders, hereby waives any and all rights it or the Term Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral. The foregoing shall not be construed to prohibit the Term Agent from enforcing the provisions of this Agreement as to the relative priority of the parties hereto.

(b)                                 The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Term Agent or the Term Lenders in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, agrees that none of the ABL Agent or the ABL Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Term Agent or any Term Lender under the Term Documents with respect to the Term Priority Collateral. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, hereby waives any and all rights it or the ABL Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Term Agent or any Term Lender seeks to enforce its Liens in any Term Priority Collateral. The foregoing shall not be construed to prohibit the ABL Agent from enforcing the provisions of this Agreement as to the relative priority of the parties hereto.

Section 2.3                           Remedies Standstill.

(a)                                 The Term Agent, on behalf of itself and the Term Lenders, agrees that, from the date hereof until the earlier of (i) the Term Enforcement Date, or (ii) the date upon which the Discharge of ABL Obligations shall have occurred, neither the Term Agent nor any Term Lender will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent, and will not take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Term Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Agent. From and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon the occurrence of the Term Enforcement Date), the Term Agent or any Term Lender may Exercise Any Secured Creditor Remedies under the

Term Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Term Agent is at all times subject to the provisions of this Agreement, including Section 4.1 hereof, and further provided that the Term Agent shall not Exercise Any Secured Parties’ remedies against the ABL Priority Collateral after the Term Enforcement Date and prior to Discharge of ABL Obligations (A) at any time the ABL Agent or the ABL Lenders have commenced and are diligently pursuing enforcement action against the ABL Priority Collateral, (B) at any time that any Loan Party is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding, or (C) if the Event of Default under the Term Credit Agreement is waived in accordance with the terms of the Term Credit Agreement.

(b)                                 The ABL Agent, on behalf of itself and the ABL Lenders, agrees that, from the date hereof until the earlier of (i) the ABL Enforcement Date, or (ii) the date upon which the Discharge of Term Obligations shall have occurred, neither the ABL Agent nor any ABL Lender will Exercise Any Secured Creditor Remedies with respect to the Term Priority Collateral without the written consent of the Term Agent, and will not take, receive or accept any Proceeds of the Term Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Term Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Term Agent. From and after the date upon which the Discharge of Term Obligations shall have occurred (or prior thereto upon the occurrence of the ABL Enforcement Date), the ABL Agent or any ABL Lender may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent is at all times subject to the provisions of this Agreement, including Section 4.1 hereof, and further provided that the ABL Agent shall not Exercise Any Secured Parties’ remedies with respect to the Term Priority Collateral after the ABL Enforcement Date and prior to the Discharge of Term Obligations (A) at any time the Term Agent or the Term Lenders have commenced and are diligently pursuing enforcement action against the Term Priority Collateral, (B) at any time that any Loan Party is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding, or (C) if the Event of Default under the ABL Credit Agreement is waived in accordance with the terms of the ABL Credit Agreement.

(c)                                  Notwithstanding the provisions of Sections 2.3(a), 2.3(b) or any other provision of this agreement, nothing contained herein shall be construed to prevent (i) any Agent or any Lender from filing a claim or statement of interest with respect to the ABL Obligations or Term Obligations owed to it in any Insolvency Proceeding commenced by or against any Loan Party, (ii) take any action (not adverse to the priority status of the Liens of the other Agent or other Lenders on the Collateral in which such other Agent or other Lender has a priority Lien or the rights of the other Agent or any of the other Lenders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce its Lien) on any Collateral, (in) file any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Agent or Lender, (iv) file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Loan Parties arising under any Insolvency Proceeding or applicable non-bankruptcy law, (v) vote on any plan of reorganization or file any proof of claim in any Insolvency Proceeding of any Loan Party, or (vi) object to the proposed retention of collateral by the other Agent or any other Lender in full or partial satisfaction of any ABL Obligations or Term Obligations due to such other Agent or Lender, in each case (i) through (vi) above to the extent not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement.

Section 2.4                           Exercise of Rights.

(a)                                 No Other Restrictions. Except as expressly set forth in this Agreement, each of the Term Agent, each Term Lender, the ABL Agent and each ABL Lender shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Sections 2.3 and 4.1 hereof. The ABL Agent may enforce the provisions of the ABL Documents, the Term Agent may enforce the provisions of the Term Documents and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law; provided, however, that each of the ABL Agent and the Term Agent agrees to provide to the other (x) an Enforcement Notice prior to the commencement of any Exercise of Secured Creditor Remedies and (y) copies of any notices that it is required under applicable law to deliver to the Borrower or any Guarantor; provided further, however, that the ABL Agent’s failure to provide any such copies to the Term Agent (but not the Enforcement Notice) shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents and the Term Agent’s failure to provide any such copies to the ABL Agent (but not the Enforcement Notice) shall not impair any of the Term Agent’s rights hereunder or under any of the Term Documents. Each of the Term Agent, each Term Lender, the ABL Agent and each ABL Lender agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the Term Agent and each Term Lender, against either the ABL Agent or any other ABL Secured Party, and in the case of the ABL Agent and each other ABL Secured Party, against either the Term Agent or any other Term Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, or (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding.

(b)                                 Release of Liens.

(i)                             In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by the ABL Agent or with the consent of the ABL Agent (other than in connection with a refinancing as described in Section 5.2(d)), or (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral (other than in connection with a refinancing as described in Section 5.2(d)), so long as such sale, transfer or other disposition under this clause (B) is (1) then permitted by the ABL Documents or consented to by the requisite ABL Lenders, and (2) then permitted by the Term Documents or consented to by the requisite Term Lenders, irrespective of whether an Event of Default has occurred, the Term Agent agrees, on behalf of itself and the Term Lenders that any such sale will be free and clear of the Liens on such ABL Priority Collateral securing the Term Obligations, and the Term Agent’s and the Term Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the ABL Secured Parties’ Liens on such ABL Priority Collateral. In furtherance of, and subject to, the foregoing, the Term Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith. The Term Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Term Agent and in the name of the Term Agent or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii)                          In the event of (A) any private or public sale of all or any portion of the Term Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Term Agent (other than in connection with a refinancing as described in Section 5.2(d)), or (B) any sale, transfer or other disposition of all or any portion of the Term Priority Collateral, so long as such sale, transfer or other disposition under this clause (B) is (1) then permitted by the Term Documents or consented to by the requisite Term Lenders, and (2) then permitted by the ABL Documents or consented to by the requisite ABL Lenders, irrespective of whether an Event of Default has occurred, the ABL Agent agrees, on behalf of itself and the ABL Lenders, that any such sale will be free and clear of the Liens on such Term Priority Collateral securing the ABL Obligations and the ABL Agent’s and the ABL Secured Parties’ Liens with respect to the Term Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Term Secured Parties’ Liens on such Term Priority Collateral. In furtherance of, and subject to, the foregoing, the ABL Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the Term Agent in connection therewith. The ABL Agent hereby appoints the Term Agent and any officer or duly authorized person of the Term Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent and in the name of the ABL Agent or in the Term Agent’s own name, from time to time, in the Term Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5                                   No New Liens.

(a)                                 Until the date upon which the ABL Obligations shall have been paid in full in cash and all commitments to extend credit under the ABL Documents have been terminated, the parties hereto agree that no Term Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents. If any Term Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the Term Agent (or the relevant Term Secured Party) shall, without the need for any further consent of any other Term Secured Party, the Term Borrower or any Term Guarantor and notwithstanding anything to the contrary in any other Term Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien.

(b)                                 Until the date upon which the Term Obligations shall have been paid in full in cash, the parties hereto agree that no ABL Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of the Term Agent under the Term Documents. If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of the Term Agent under the Term Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party, the ABL Borrower or any ABL Guarantor and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such Lien as agent or bailee for the benefit of the Term Agent as security for the Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Term Agent in writing of the existence of such Lien.

Section 2.6                                   Waiver of Marshalling.

(a)                                 Until the payment in full in cash of the ABL Obligations and the termination of all commitments to extend credit under the ABL Documents, the Term Agent, on behalf of itself and the Term Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(b)                                 Until the payment in full in cash of the Term Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3

ACTIONS OF THE PARTIES

Section 3.1                                   Certain Actions Permitted. The Term Agent and the ABL Agent may make such demands or file such claims in respect of the Term Obligations or the ABL Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time. Except as provided in Section 5.2, nothing in this Agreement shall prohibit the receipt by the Term Agent or any Term Lender of the required payments of interest, principal and other amounts owed in respect of the Term Obligations so long as such receipt is not the direct or indirect result of the exercise by the Term Agent or any Term Lender of rights or remedies as a secured creditor (including set-off with respect to ABL Priority Collateral) or enforcement in contravention of this Agreement of any Lien held by any of them. Except as provided in Section 5.2, nothing in this Agreement shall prohibit the receipt by the ABL Agent or any ABL Lender of the required payments of interest, principal and other amounts owed in respect of the ABL Obligations so long as such receipt is not the direct or indirect result of the exercise by the ABL Agent or any ABL Lender of rights or remedies as a secured creditor (including set-off with respect to Term Priority Collateral) or enforcement in contravention of this Agreement of any Lien held by any of them.

Section 3.2                                   Agent for Perfection. The ABL Agent, for and on behalf of itself and each ABL Lender, and the Term Agent, for and on behalf of itself and each Term Lender, as applicable, each agree to hold all Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Collateral, subject to the terms and conditions of this Section 3.2. None of the ABL Agent, the ABL Lenders, the Term Agent, or the Term Lenders, as applicable, shall have any obligation whatsoever to the others to assure that the Collateral is genuine or owned by the Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agent and the Term Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Collateral as agent for the other Party for purposes of perfecting the Lien held by the Term Agent or the ABL Agent, as applicable. The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the Term Agent, the Term Lenders, or any other Person. The Term Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Lenders, or any other Person. In the event that (a) the Term Agent or any Term Lender receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, or (b) the ABL Agent or any ABL Lender receives any Collateral or Proceeds of the Collateral in violation of the terms of this

Agreement, then the Term Agent, such Term Lender, the ABL Agent, or such ABL Lender, as applicable, shall promptly pay over such Proceeds or Collateral to (i) in the case of clause (a), the ABL Agent, or (ii) in the case of clause (b), the Term Agent, in each case, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement.

Section 3.3                                   Sharing of Information and Access. In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and Records of any Term Loan Party which contain information identifying or pertaining to the Term Priority Collateral, the ABL Agent shall, upon request from the Term Agent and as promptly as practicable thereafter, either make available to the Term Agent such books and Records for inspection and duplication or provide to the Term Agent copies thereof. In the event that the Term Agent shall, in the exercise of its rights under the Term Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Loan Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Term Agent shall, upon request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication or provide the ABL Agent copies thereof.

Section 3.4                                   Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agent and the Term Agent shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral. The ABL Agent shall have the sole and exclusive right, as against the Term Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Term Agent shall have the sole and exclusive right, as against the ABL Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Term Priority Collateral. If any insurance claim includes both ABL Priority Collateral and Term Priority Collateral and the insurer will not settle such claim separately with respect to ABL Priority Collateral and Term Priority Collateral, if the Parties are unable after negotiating in good faith to agree on the settlement for such claim, either Party may apply to a court of competent jurisdiction to make a determination as to the control of the settlement of such claim, and the court’s determination shall be binding upon the Parties. All proceeds of such insurance shall be remitted to the ABL Agent or the Term Agent, as the case may be, and each of the Term Agent and ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

Section 3.5                                   No Additional Rights For the Loan Parties Hereunder. Except as provided in Section 3.6, if any ABL Secured Party or Term Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Loan Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party or Term Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Term Secured Party.

Section 3.6                                   Inspection and Access Rights. (a) Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, in the event of any liquidation of the ABL Priority Collateral (or any other Exercise of Secured Creditor Remedies by or on behalf of the ABL Agent), the ABL Agent or any other Person (including the Borrower or Guarantor) acting with the consent, or on behalf, of the ABL Agent, shall have the right (a) during normal business hours on any business day, to access ABL Priority Collateral that (i) is stored or located in or on, (ii) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (iii) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Term Priority Collateral, and (b) to use the Term Priority Collateral (including, without limitation, Equipment, Fixtures, Intellectual Property, General Intangibles and Real Property), in order to assemble, inspect, copy or download information stored on, take actions to perfect its Lien on, complete a production run of Inventory involving, take possession of, move, prepare and advertise for sale, sell (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in the Borrower’s and Guarantors’ business), store or otherwise deal with the ABL Priority Collateral, in each case without notice to, the involvement of or interference by any Term Secured Party (and whether or not the Term Agent or any other Term Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies of the Term Agent) or liability to any Term Secured Party. In the event that any ABL Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies with respect to any ABL Priority Collateral or any other sale or liquidation of the ABL Priority Collateral has been commenced by an ABL Loan Party (with the consent of the ABL Agent), the Term Agent may not sell, assign or otherwise transfer the related Term Priority Collateral prior to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.6.

(b)                                 The ABL Agent and the ABL Secured Parties shall not be obligated to pay any amounts to the Term Agent or the Term Secured Parties (or any person claiming by, through or under the Term Secured Parties, including any purchaser of the Term Priority Collateral) or to the Borrower and the Guarantors, for or in respect of the use by the ABL Agent and the ABL Secured Parties of the Term Priority Collateral and none of the ABL Agent or the ABL Secured Parties shall be obligated to secure, protect, insure or repair any such Term Priority Collateral (other than for damages caused by the ABL Agent, the ABL Secured Parties or their respective employees, agents and representatives). The ABL Agent and the ABL Secured Parties shall not have any liability to the Term Agent or the Term Secured Parties (or any person claiming by, through or under the Term Agent or the Term Secured Parties, including any purchaser of the Term Priority Collateral) as a result of any condition (including environmental condition, claim or liability) on or with respect to the Term Priority Collateral other than those arising from the gross negligence or willful misconduct of the ABL Agent, the ABL Secured Parties or their respective employees, agents and representatives, and the ABL Agent and the ABL Secured Parties shall have no duty or liability to maintain the Term Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Agent and the ABL Secured Parties.

(c)                                  The Term Agent and the other Term Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising their rights described in Section 3.6(a) hereof.

(d)                                 Subject to the terms hereof, the Term Agent may advertise and conduct public auctions or private sales of the Term Priority Collateral without notice (except as required by applicable law) to, the involvement of or interference by any ABL Secured Party or liability to any ABL Secured Party.

Section 3.7                                   Exercise of Remedies — Set Off and Tracing of and Priorities in Proceeds. The Term Agent, for itself and on behalf of the Term Lenders, acknowledges and agrees that, to the extent the Term Agent or any Term Lender exercises its rights of set-off against any Loan Party’s Deposit Accounts, Securities Accounts or other assets, the amount of such set-off shall be deemed to be ABL Priority Collateral to be held and distributed pursuant to Section 4.1; provided, however, that the foregoing shall not apply to any set-off by the Term Agent or Term Lender against any Term Priority Collateral to the extent applied to payment of Term Obligations. The ABL Agent, for itself and on behalf of the ABL Lenders, and the Term Agent, for itself and on behalf of the Term Lenders, further agree that prior to an issuance of any notice of Exercise of Secured Creditor Remedies by such Secured Party, any proceeds of Collateral, whether or not deposited under control agreements, which are used by any Loan Party to acquire other property which is Collateral shall not (solely as between the Agents and the Lenders) be treated as proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. In addition, unless and until the Discharge of ABL Obligations occurs, the Term Agent and the Term Lenders each hereby consents to the application, prior to the issuance of a notice of Exercise of Secured Creditor Remedies by the Term Agent, of cash or other proceeds of Collateral, deposited under control agreements (other than any cash held in Term Loan Priority Accounts) to the repayment of ABL Obligations pursuant to the ABL Documents (subject to reborrowing as permitted in the ABL Credit Agreement).

ARTICLE 4

APPLICATION OF PROCEEDS

Section 4.1                                   Application of Proceeds.

(a)                                 Revolving Nature of ABL Obligations. The Term Agent, for and on behalf of itself and the Term Lenders, expressly acknowledges and agrees that (i) any ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition by the Loan Parties under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Term Secured Parties and without affecting the provisions hereof; and (iii) all Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Lender) commences the Exercise of Secured Creditor Remedies, all amounts received by the ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Term Obligations, or any portion thereof.

(b)                                 Application of Proceeds of ABL Priority Collateral. The ABL Agent and the Term Agent hereby agree that all ABL Priority Collateral, ABL Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies or pursuant to any Insolvency Proceeding with respect to the ABL Priority Collateral shall be applied, first, to the payment of costs and expenses of the ABL Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, to the payment of the Term Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred; and

fourth, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct.

provided that in the event the Term Agent receives, in connection with an Insolvency Proceeding, any Proceeds of any ABL Priority Collateral and the Lien granted in favor of the ABL Agent or the ABL Lenders in respect of such ABL Priority Collateral has been voided, avoided, subordinated, or otherwise invalidated by a court of competent jurisdiction and the pro-

visions of Section 5.3 would not be effective, then such proceeds received by the Term Agent with respect to the ABL Priority Collateral subject to avoidance, subordination or invalidation shall be applied, to the extent permitted under applicable law, to the payment of the Term Obligations in accordance with the Term Documents until the Term Obligations shall have been paid in full in cash.

(c)                                  Application of Proceeds of Term Priority Collateral. The ABL Agent and the Term Agent hereby agree that all Term Priority Collateral, Term Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies or pursuant to any Insolvency Proceeding with respect to the Term Priority Collateral shall be applied, first, to the payment of costs and expenses of the Term Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the Term Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred,

third, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred;

fourth, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct;

provided that in the event the ABL Agent receives, in connection with an Insolvency Proceeding, any Proceeds of any Term Priority Collateral and the Lien granted in favor of the Term Agent or the Term Lenders in respect of such Term Priority Collateral has been voided, avoided, subordinated, or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 5.3 would not be effective, then such proceeds received by the ABL Agent with respect to the Term Priority Collateral subject to avoidance, subordination or invalidation shall be applied, to the extent permitted under applicable law, to the payment of the ABL Obligations in accordance with the ABL Documents until the ABL Obligations shall have been paid in full in cash.

(d)                                 Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to the Term Agent or to any Term Lender, and the Term Agent shall have no obligation or liability to the ABL Agent or any ABL Lender, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that a sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.

(e)                                  Turnover of Collateral After Discharge. Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Term Agent or shall execute such documents as the Term Agent may reasonably request (at the expense of the Term Borrower) to enable the Term Agent to have control over any Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Term Obligations, the Term Agent shall deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request (at the expense of the ABL Borrower) to enable the ABL Agent to have control over any Control Collateral still in the Term Agent’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

Section 4.2                                   Specific Performance. Each of the ABL Agent and the Term Agent is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent, for and on behalf of itself and the ABL Lenders, and the Term Agent, for and on behalf of itself and the Term Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1                                   Notice of Acceptance and Other Waivers.

(a)                                 All ABL Obligations at any time made or incurred by the Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Term Agent, on behalf of itself and the Term Lenders, hereby waives notice of acceptance, or proof of reliance by the ABL Agent or any ABL Lender of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations. All Term Obligations at any time made or incurred by the Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Lenders, hereby waives notice of acceptance, or proof of reliance, by the Term Agent or any Term Lender of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or nonpayment of all or any part of the Term Obligations.

(b)                                 None of the ABL Agent, any ABL Lender, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Lender honors (or fails to honor) a request by the Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Term Credit Agreement or any other Term Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Lender otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Lender shall have any liability whatsoever to the Term Agent or any Term Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Lenders shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Term Agent or any of the Term Lenders have in the Collateral, except as otherwise expressly set forth in this Agreement. The Term Agent, on behalf of itself and the Term Lenders, agrees that neither the ABL Agent nor any ABL Lender shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c)                                  None of the Term Agent, any Term Lender or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the Term Agent or any Term Lender honors (or fails to honor) a request by the Borrower for an extension of credit pursuant to any Term Credit Agreement or any of the other Term Documents, whether the Term Agent or any Term Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement or any other ABL Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Term Agent or any Term Lender otherwise should exercise any of its contractual rights or remedies under the Term Documents (subject to the express terms and conditions hereof), neither the Term Agent nor any Term Lender shall have any liability whatsoever to the ABL Agent or any ABL Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Term Agent and the Term Lenders shall be entitled to manage and supervise their loans and extensions of credit under the Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Lender has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the ABL Lenders, agrees that none of the Term Agent or the Term Lenders shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Term Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2                                   Modifications to ABL Documents and Term Documents.

(a)                                 The Term Agent, on behalf of itself and the Term Lenders, hereby agrees that, without affecting the obligations of the Term Agent and the Term Lenders hereunder, the ABL Agent and the ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to the Term Agent or any Term Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Term Agent or any Term Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, without limitation, to:

(i)                             change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)                          subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)                          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)                        release its Lien on any Collateral or other Property;

(v)                            exercise or refrain from exercising any rights against the Borrower, any Guarantor, or any other Person;

(vi)                         subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)                           otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b)                                 The ABL Agent, on behalf of itself and the ABL Lenders, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Lenders hereunder, the Term Agent and the Term Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Term Documents in any manner whatsoever, including, without limitation, to:

(i)                                change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Term Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Term Obligations or any of the Term Documents;

(ii)                                  subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Term Obligations, and in connection therewith to enter into any additional Term Documents;

(iii)                               amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Term Obligations;

(iv)                              exercise or refrain from exercising any rights against the Borrower, any Guarantor, or any other Person;

(v)                                 subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Obligations;

(vi)                              release its Lien on any Collateral or other Property; and

(vii)                           otherwise manage and supervise the Term Obligations as the Term Agent shall deem appropriate.

(c)                                  No consent furnished by the ABL Agent or the Term Agent pursuant to Sections 5.2(a) or 5.2(b) hereof shall be deemed to constitute the modification or waiver of any provisions of the ABL Documents or the Term Documents, each of which remain in full force and effect as written.

(d)                                 The ABL Obligations and the Term Obligations may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any ABL Document or any Term Document) of the ABL Agent, the ABL Lenders, the Term Agent or the Term Lenders, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof, provided, however, that (i) the holders of such refinancing Indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the ABL Agent or the Term Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the ABL Agent or the Term Agent, as the case may be, and any such refinancing transaction shall be in accordance with any applicable provisions of both the ABL Documents and the Term Documents (to the extent such documents survive the refinancing), and (ii) no such refinancing shall have any effect prohibited by Section 5.2(a) or 5.2(b), as applicable.

Section 5.3                                   Reinstatement and Continuation of Agreement.

(a)                                    If the ABL Agent or any ABL Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then subject to the provisions of Section 4.1, the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Term Agent, the ABL Lenders, and the Term Lenders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against the Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of the Borrower or any Guarantor in respect of the ABL Obligations or the Term Obligations. No priority or right of the ABL Agent or any ABL Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Lender may have.

(b)                                 If the Term Agent or any Term Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Term Obligations (a “Term Recovery”), then subject to the provisions of Section 4.1, the Term Obligations shall be reinstated to the extent of such Term Recovery. If this Agreement shall have been terminated prior to such Term Recovery, this Agreement shall be reinstated in full force and effect in the event of such Term Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Term Agent, the ABL Lenders, and the Term Lenders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against the Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of the Borrower or any Guarantor in respect of the ABL Obligations or the Term Obligations. No priority or right of the Term Agent or any Term Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Term Documents, regardless of any knowledge thereof which the Term Agent or any Term Lender may have.

ARTICLE 6

INSOLVENCY PROCEEDINGS

Section 6.1                           DIP Financing.

(a)                                 If the Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Lenders shall seek to provide the Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting ABL Priority Collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code, would be Collateral), then the Term Agent, on behalf of itself and the Term Lenders, agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Term Agent securing the Term Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing or use of cash collateral that is ABL Priority Collateral except as permitted by Section 6.3(c)(i)), so long as (i) the Term Agent retains its Lien on the Collateral to secure the Term Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Term Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien on the Term Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of the Term Agent on the Term Priority Collateral, (ii) the terms of the DIP Financing do not compel the applicable Loan Party to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms of such plan are set forth in the DIP Financing documentation or related document; and (iii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Lenders securing the ABL Obligations on ABL Priority Collateral.

(b)                                 All Liens granted to the ABL Agent or the Term Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2                                   Relief From Stay. Until the Discharge of ABL Obligations has occurred, the Term Agent, on behalf of itself and the Term Lenders, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent. Until the Discharge of Term Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Lenders, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Term Priority Collateral without the Term Agent’s express written consent. In addition, neither the Term Agent nor the ABL Agent shall seek any relief from the automatic stay with respect to any Collateral without providing 3 days’ prior written notice to the other, unless such period is agreed by both the ABL Agent and the Term Agent to be modified or unless the ABL Agent or Term Agent, as applicable, makes a good faith determination that either (A) the ABL Priority Collateral or the Term Priority Collateral, as applicable, will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the ABL Agent’s or the Term Agent’s ability to realize upon its Collateral.

Section 6.3                                      No Contest; Adequate Protection.

(a)                                 The Term Agent, on behalf of itself and the Term Lenders, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (a) any request by the ABL Agent or any ABL Lender for adequate protection of its interest in the Collateral, (b) any proposed provision of DIP Financing by the ABL Agent and the ABL Lenders (or any other Person proposing to provide DIP Financing with the consent of the ABL Agent) or (c) any objection by the ABL Agent or any ABL Lender to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Lender that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement.

(b)                                 The ABL Agent, on behalf of itself and the ABL Lenders, agrees that, prior to the Discharge of Term Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the Term Agent or any Term Lender for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a) above), or (ii) any objection by the Term Agent or any Term Lender to any motion, relief, action or proceeding based on a claim by the Term Agent or any Term Lender that its interests in the Collateral (unless in contravention of Section 6.1(a) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Term Agent as adequate protection of its interests are subject to this Agreement.

(c)                                  Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding:

(i)                             if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the ABL Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted ABL Priority Collateral), then the ABL Agent, on behalf of itself and the ABL Lenders, agrees that the Term Agent, on behalf of itself or any of the Term Lenders, may seek or request (and the ABL Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the ABL Obligations on the same basis as the other Liens of the Term Agent on ABL Priority Collateral; and

(ii)                             in the event the Term Agent, on behalf of itself or any of the Term Lenders, are granted adequate protection in respect of Term Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Term Priority Collateral), then the Term Agent, on behalf of itself and any of the Term Lenders, agrees that the ABL Agent on behalf of itself or any of the ABL Lenders, may seek or request (and the Term Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Term Obligations on the same basis as the other Liens of the ABL Agent on Term Priority Collateral.

(iii)                               Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to (A) the ABL Priority Collateral, nothing herein shall limit the rights of the Term Agent or the Term Lenders from seeking adequate protection with respect to their rights in the Term Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (B) the Term Priority Collateral, nothing herein shall limit the rights of the ABL Agent or the ABL Lenders from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

Section 6.4                                   Asset Sales. The Term Agent agrees, on behalf of itself and the Term Lenders, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. The ABL Agent agrees, on behalf of itself and the ABL Lenders, that it will not oppose any sale consented to by the Term Agent of any Term Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. If such sale of Collateral includes both

ABL Priority Collateral and Term Priority Collateral, and if the Parties are unable after negotiating in good faith to agree on the allocation of the purchase price between the ABL Priority Collateral and Term Priority Collateral, either Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Parties.

Section 6.5                                   Separate Grants of Security and Separate Classification. Each Term Lender, the Term Agent, each ABL Lender and the ABL Agent acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Collateral Documents and the Term Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Term Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Term Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Term Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Term Obligation claims against the Loan Parties, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Term Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Term Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Term Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties from such Priority Collateral, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 6.6                                   Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7                                   ABL Obligations Unconditional. All rights of the ABL Agent hereunder, and all agreements and obligations of the Term Agent and the Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                                any lack of validity or enforceability of any ABL Document;

(ii)                               any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii)                               any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(iv)                          any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the ABL Obligations, or of any of the Term Agent or any Loan Party, to the extent applicable, in respect of this Agreement.

Section 6.8                                   Term Obligations Unconditional. All rights of the Term Agent hereunder, and all agreements and obligations of the ABL Agent and the Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                                any lack of validity or enforceability of any Term Document;

(ii)                               any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Term Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Term Document;

(iii)                               any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Term Obligations or any guarantee or guaranty thereof; or

(iv)                           any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Term Obligations, or of any of the ABL Agent or any Loan Party, to the extent applicable, in respect of this Agreement.

ARTICLE 7

MISCELLANEOUS

Section 7.1                               Rights of Subrogation. The Term Agent, for and on behalf of itself and the Term Lenders, agrees that no payment to the ABL Agent or any ABL Lender pursuant to the provisions of this Agreement shall entitle the Term Agent or any Term Lender to exercise any rights of subrogation in respect thereof until the the ABL Obligations shall have been paid in full in cash. Following the payment in full in cash of the ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Term Agent or any Term Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof. The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that no payment to the Term Agent or any Term Lender pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Lender to exercise any rights of subrogation in respect thereof until the Term Obligations shall have been paid in full in cash. Following the payment in full in cash of the Term Obligations, the Term Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Term Obligations resulting from payments to the Term Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Term Agent are paid by such Person upon request for payment thereof.

Section 7.2                                   Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Agent or the Term Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3                                   Representations. The Term Agent represents and warrants to the ABL Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Term Lenders and that this Agreement shall be binding obligations of the Term Agent and the Term Lenders, enforceable against the Term Agent and the Term Lenders in accordance with its terms. The ABL Agent represents and warrants to the Term Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Lenders and that this Agreement shall be binding obligations of the ABL Agent and the ABL Lenders, enforceable against the ABL Agent and the ABL Lenders in accordance with its terms.

Section 7.4                                   Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the Term Agent and the ABL Agent, and, in the case of any amendment or waiver that would affect the rights and obligations of a Loan Party under this Agreement, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. It is understood that the ABL Agent and the Term Agent, without the consent of any other secured party under the ABL Credit Agreement or the Term Credit Agreement, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate (i) to facilitate having additional indebtedness or other obligations of any of the Credit Parties (as defined in each of the ABL Credit Agreement and the Term Credit Agreement, as applicable) become ABL Obligations or Term Obligations, as the case may be, under this Agreement or (ii) to effectuate the subordination of Liens securing any Permitted Refinancing Indebtedness (as defined in each of the ABL Credit Agreement and the Term Credit Agreement, as applicable) that is secured by junior Liens to the Liens on the Term Priority Collateral securing the ABL Obligations and to the Liens on the ABL Priority Collateral securing the Term Obligations (the indebtedness or other obligations described in clauses (i) and (ii), “Additional Debt”), which supplemental agreement shall, except in the case of Permitted Refinancing Indebtedness that is secured by junior Liens, specify whether such Additional Debt constitutes ABL Obligations or Term Obligations; provided that such supplemental agreement is not prohibited under any ABL Credit Agreement and any Term Credit Agreement then extant in accordance with the terms thereof.

Section 7.5                                   Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, emailed or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of an email, a telecopy or three (3) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:                               JPMorgan Chase Bank, N. A.

Chase Business Credit

10 South Dearborn Street

22nd Floor

Mail Code IL1-1190

Chicago, Illinois 60603

Attention: Olga Prado

Telecopy: (312) 377-1091

Email: olga.prado@chase.com

Term Agent:                            JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

1111 Fannin, 10th Floor

Houston, Texas 77002

Attention: Agency Services

Telecopy: (713) 750-2782

Email: darren.cunningham@jpmchase.com

Section 7.6                                   No Waiver. Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7                                   Continuing Agreement; Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the ABL Obligations have been paid in full in cash and all commitments to extend credit under the ABL Documents have been terminated and the Term Obligations shall have been paid in full in cash, (b) be binding upon the Parties and their successors, transferees and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Except as set forth in Section 7.4, nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), subject to any limitations in the applicable Credit Documents, the ABL Agent, any ABL Lender, the Term Agent, or any Term Lender may assign or otherwise transfer all or any portion of the ABL Obligations or the Term Obligations, as applicable, to any other Person (other than the Borrower, any Guarantor or any Affiliate of the Borrower or any Guarantor and any Subsidiary of the Borrower or any Guarantor), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the Term Agent, any ABL Lender, or any Term Lender, as the case may be, herein or otherwise. The ABL Secured Parties and the Term Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Loan Party on the faith hereof.

Section 7.8                                   Governing Law; Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9                                   Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (in .pdf or similar format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.10                            No Third Party Beneficiaries. This Agreement is solely for the benefit of the ABL Agent, ABL Lenders, Term Agent and Term Lenders. Except for amendments and waivers which require the consent of the Borrower pursuant to Section 7.4, no other Person (including the Borrower, any Guarantor or any Affiliate of the Borrower or any Guarantor, or any Subsidiary of the Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

Section 7.11                            Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.12                            Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.13                            Attorneys Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.14                            VENUE, JURY TRIAL WAIVER.

(a)                                 EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT THEREFROM, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY OR ANY TERM SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY ABL DOCUMENTS OR ANY TERM DOCUMENTS AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN,

INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)                                  EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.15                            Intercreditor Agreement. This Agreement is the “Intercreditor Agreement” referred to in the ABL Credit Agreement and the Term Credit Agreement. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any ABL Secured Party to the obligations due to any Term Secured Party or (ii) any Term Secured Party to the obligations due to any ABL Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

Section 7.16                            No Warranties or Liability. The Term Agent and the ABL Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any Term Document. Except as otherwise provided in this Agreement, the Term Agent and the ABL Agent will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.17                            Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Term Document, the provisions of this Agreement shall govern.

Section 7.18                            Information Concerning Financial Condition of the Loan Parties. Each of the Term Agent and the ABL Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Obligations. Each of the Term Agent and the ABL Agent hereby agrees that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event that either the Term Agent or the ABL Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby agrees to hold the other Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, and the Term Agent, for and on behalf of itself and the Term Lenders, have caused this Agreement to be duly executed and delivered as of the date first above written.

JPMORGAN CHASE BANK, N.A.,
in its capacity as the ABL Agent

By:	/s/ Andrew Ray
Name:	Andrew Ray
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
in its capacity as the Term Agent

By:	/s/ David L. Howard
Name:	David L. Howard
Title:	Authorized Officer

SIGNATURE PAGE

INTERCREDITOR AGREEMENT- THE CONTAINER STORE, INC.

ACKNOWLEDGMENT

The Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the Term Agent, and the Term Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. The Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties, the Borrower and Guarantors, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Term Secured Parties, the Borrower and Guarantors, the Term Documents remain in full force and effect as written and are in no way modified hereby.

THE CONTAINER STORE, INC., as Borrower

By:	/s/ Melissa Reiff
Name:	Melissa Reiff
Title:	President

TCS HOLDINGS, INC., as Holdings

By:	/s/ Melissa Reiff
Name:	Melissa Reiff
Title:	President

TCS GIFT CARD SERVICES, LLC,
as Subsidiary Guarantor

By:	/s/ Melissa Reiff
Name:	Melissa Reiff
Title:	President

TCS INSTALLATION SERVICES, LLC,
as Subsidiary Guarantor

By:	/s/ Melissa Reiff
Name:	Melissa Reiff
Title:	President

SIGNATURE PAGE

INTERCREDITOR AGREEMENT- THE CONTAINER STORE, INC.